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                                                               EXHIBIT 10.12


            PROPERTY MANAGEMENT AND LEASING TERMINATION AGREEMENT

        This Property Management and Leasing Termination Agreement (the "Agreement") is made as of December 31, 1996 by and between SUN COMMUNITIES FINANCE LIMITED PARTNERSHIP, a Michigan limited partnership ("Owner"), and SUN MANAGEMENT, INC., a Michigan corporation ("Agent").

                                  RECITALS:

        A. Owner and Agent entered into a Property Management and Leasing Agreement, dated as of November 30, 1993 and amended as of January 1, 1994 (collectively, the "Management Agreement"), pursuant to which Owner engaged Agent to perform property management work for its properties.

        B. Owner is no longer subject to requirements in loan documents that require Owner to have Agent manage its properties and Owner wishes to have another entity manage its properties.

        C.      Owner and Agent desire to terminate the Management Agreement.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree that the Management Agreement is terminated as of the date of this Agreement, and both parties shall be released from all further obligations under the Management Agreement

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                                "OWNER"

                                                SUN COMMUNITIES FINANCE LIMITED
                                                PARTNERSHIP, a Michigan limited
                                                partnership

                                                By:     Sun QRS, Inc., a
                                                Michigan corporation, General
                                                Partner


                                                By: /s/ Jeffrey P. Jorissen
                                                   ---------------------------
                                                     Jeffrey P. Jorissen,
                                                     Chief Financial
                                                     Officer and Secretary


                                                "AGENT"

                                                SUN MANAGEMENT, INC., a
                                                Michigan corporation


                                                By: /s/ Jeffrey P. Jorissen
                                                   ---------------------------
                                                   Jeffrey P. Jorissen,
                                                   Chief Financial
                                                   Officer and Secretary